SECOND AMENDMENT TO AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT

                                     between

                     FAIRFIELD ACCEPTANCE CORPORATION-NEVADA

                                       and

                                BANKBOSTON, N.A.,
                            INDIVIDUALLY AND AS AGENT


         THIS SECOND AMENDMENT (this "Amendment") dated as of October 20, 1998, is made by and among FAIRFIELD ACCEPTANCE CORPORATION-NEVADA (successor by merger to Fairfield Acceptance Corporation), a Nevada domiciled Delaware corporation (the "Company", "FAC" or the "Borrower"), BANKBOSTON, N.A., a national banking association ("BKB"), and BANKBOSTON, N.A., as agent for itself and the Banks (the "Agent"), all parties to a certain Amended and Restated Revolving Credit Agreement dated as of January 15, 1998 (as amended and in effect as of the date hereof, the "Credit Agreement"), and BKB, as Collateral Agent ("Collateral Agent") under that certain Collateral Agency Agreement dated as of January 15, 1998, as amended by a First Amendment to Collateral Agency Agreement dated as of July 31, 1998, by and among the parties hereto (including the Guarantors, as defined below), BKB, as agent under the FCI Credit Agreement, BancBoston Securities, Inc., Eagle Funding Capital Corporation and First Security Bank, National Association. This Amendment is joined in by Fairfield Communities, Inc., a Delaware corporation ("FCI"), Fairfield Myrtle Beach, Inc. ("FMB"), Vacation Break USA, Inc. ("Vacation Break"), Sea Gardens Beach and Tennis Resorts, Inc. ("SGR"), Vacation Break Resorts, Inc. ("VBR"), Vacation Break Resorts at Star Island, Inc. ("VBRS"), Palm Vacation Group ("PVG") and Ocean Ranch Vacation Group ("ORV") (FCI, FMB, Vacation Break, SGR, VBR, VBRS, PVG and ORV are hereinafter collectively referred to as the "Guarantors") by reason of the Amended and Restated Unconditional Payment and Performance Guaranty, dated as of January 15, 1998, from the Guarantors in favor of the Agent and the Banks (the "FAC Guaranty"). All capitalized terms used herein and not otherwise defined shall have the same respective meanings herein as in the Credit Agreement.

         WHEREAS, FAC has requested and BKB has agreed to (i) increase FAC's borrowing availability under the Credit Agreement from $20,000,000 to $60,000,000, (ii) amend the definitions of "Borrowing Base", "Eligible Base Contract", "Receivables Purchase Agreements" and "VOI", (iii) add new
definitions to the Credit Agreement, (iv) extend the Revolving Credit Loan Maturity Date from January 31, 2001 to October 31, 2001, and (v) make certain other changes and amendments to the Credit Agreement, all upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing premises, FAC, BKB, the Agent and the Guarantors hereby agree as follows:

     ss.1.  Amendments to Credit Agreement.  FAC, BKB and the Agent hereby agree
            ------------------------------
to amend the Credit Agreement as follows:

     ss.1.1. The definition of "Borrowing Base" appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the following provision at the end of clause (c) of said definition immediately following the words "or exceed twelve percent (12%)":

                  ", and further provided, that in no event shall the portion of
                         ----------------
                  the Borrowing Base under clauses (a), (b), and (c) attributable to Base Contracts for Vacation Club Memberships exceed $9,000,000".

     ss.1.2. The definition of "Eligible Base Contract" appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting clause (s) of said definition in its entirety and substituting therefor the following new clause
(s):

                           "(s) Where the Obligor  thereunder is a United States
                  citizen or has a United States mailing address, or with respect to Base Contracts constituting not more than 10% of the aggregate Principal Balances of all Eligible Base Contracts as of the relevant date of determination, where the Obligor thereunder is not a United States citizen or does not have a United States mailing address;"

     ss.1.3. The definitions of "Receivables Purchase Agreements", "Revolving Credit Loan Maturity Date" and "VOI" appearing in Section 1.1 of the Credit Agreement are hereby amended by deleting said definitions in their entirety and substituting therefor the following new definitions:

                  "Receivables  Purchase Agreements.  Collectively,  the (i) FRC
                   --------------------------------
                  Receivables Purchase Agreement, (ii) FFC, II Receivables Purchase Agreement, and (iii) Amended and Restated Receivables Purchase Agreement, dated as of July 31, 1996, among FCC, FAC, FCI and FMB."

                  "Revolving Credit Loan Maturity Date.  October 31, 2001."
                   -----------------------------------

                  "VOI. The underlying  ownership  interest which is the subject
                   ---
                  of a Timeshare Contract, which ownership interest shall consist of either (i) a fixed week or undivided fee simple interest (or, in the case of Ventura Contracts or those Timeshare Contracts for the Pagosa Mountain Meadows timeshare regime at Fairfield Pagosa, undivided leasehold interest in real property) for a period of time each year (whether pursuant to the Fair Share Plus Program or otherwise) in a lodging unit or group of lodging units located at a vacation resort or development owned and/or operated by FCI or any of its Subsidiaries, or (ii) a Vacation Club Membership."

     ss.1.4. Section 1.1 of the Credit Agreement is hereby further amended by inserting the following definitions in alphabetical order therein:

                         "FFC, II. Fairfield Funding Corporation, II, a Delaware
                          -------
                    corporation and wholly-owned subsidiary of FAC."

                         "FFC,   II   Receivables   Purchase   Agreement.    The
                          ----------------------------------------------
                    Receivables Purchase Agreement, dated as of July 31, 1998, among the Borrower, FCI, FMB, the VB Originating Subsidiaries and FFC, II."

                         "Vacation Club Agreement.  The Membership Agreement for
                          -----------------------
                    Fairfield Destinations Vacation Club entered into by FCI, Fairfield Destinations Vacation Club, Inc., FairShare Vacation Owners Association, as trustee of Fairshare Vacation Plan Use Management Trust and each person that subsequently purchase a membership in Fairfield's Destination Vacation Club."

                         "Vacation Club Membership. A Membership,  as defined in
                          ------------------------
                    the Vacation Club Agreement."

         ss.1.5. Subsection 8.4(f) of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting therefor the following new subsection:

                           "(f) within three  Business  Days after the fifteenth
                  and last day of each month, or at such earlier time as the Agent may reasonably request, a Borrowing Base Report setting forth the Borrowing Base as of the 15th day and last day of such month or other date so requested by the Agent, provided that immediately prior to the occurrence of a sale or other disposition of assets permitted by ss.9.5.2 hereof, the Borrower shall deliver to the Banks (A) a Borrowing Base
                  Report setting forth the Borrowing Base prior to such permitted sale or disposition, and (B) a Borrowing Base Report indicating the Borrowing Base after giving effect to such sale or disposition (provided, however, that for so long as the Banks hereunder and the banks under the FCI Credit Agreement are identical, the Borrowing Base Reports required by the foregoing clauses (A) and (B) need not be delivered to the Agent in connection with the sale or disposition of Base Contracts to FCI, FCC, FRC and FFC, II pursuant to paragraph
                  (i) of ss.9.5.2);"

         ss.1.6. Section 8.12 of the Credit Agreement is hereby amended by deleting said section in its entirety and substituting therefore the following new section:

          "8.12.  Use of  Proceeds.  The  Borrower  will use the proceeds of the
                  ----------------
     Loans solely (i) to finance the Borrower's purchase of Base Contracts and to fund Borrower's operations, (ii) to repay intercompany Indebtedness owed by FAC to FCI, (iii) to effect cash dividends to FCI; provided, however, that in the case of clauses (ii) and (iii) above, that FAC causes FCI to utilize such proceeds only in accordance with the terms of the FCI Credit Agreement, including, but not limited to, the provisions of Section 8.12 of the FCI Credit Agreement; and (iv) to effect the redemption of those certain Vacation Ownership Interval and Lot Contract Pay-Through Notes, Series 1993-A, in the principal amount outstanding, as of August 20, 1998, of $8,338,481.14 (the "1993-A Notes"), issued by FFC pursuant to that certain Pledge and Servicing Agreement, dated as of September 28, 1993, among FFC, FCI, the Borrower, First Commercial Trust Company, N.A. and others. The Borrower will obtain Letters of Credit solely for general corporate purposes."

     ss.1.7. Clause (i) of Section 9. 5.2 of the Credit Agreement is hereby amended by replacing the term "and FFC" in each instance where it appears in said clause with the term "and FFC, II."


     ss.1.8.  The Credit  Agreement  is hereby  amended by  deleting  Schedule 1
                                                                      ----------
thereto in its entirety and substituting therefore Schedule 1 attached hereto.
                                                   ----------

     ss.1.9. FAC is authorized to fund the redemption of the 1993-A Notes, notwithstanding the fact that the Base Contracts securing such notes will not be in the possession of the Collateral Agent pursuant to the Custodial Agreement, it being understood that such Base Contracts will be transferred to FRC or FFC, II pursuant to the Receivables Purchase Agreements among FAC and such entities, provided, however, that FAC's use of any Revolving Credit Loans to fund such redemption shall be subject to the provisions of Sections 2 and 12 of the Credit Agreement.

     ss.2.  CONDITIONS TO EFFECTIVENESS.  The effectiveness of this Amendment is
            ---------------------------
subject to satisfaction of all of the following conditions:

                  (a)      Amended  Note.  FAC shall have executed and delivered
                           -------  ----
                           to BKB an amended and restated promissory note payable to the order of BKB (the "Amended Note") in the principal amount of $60,000,000, substantially in the form of Exhibit B to the Credit Agreement,
                                          -------  -
                           completed with appropriate insertions. From and after the effectiveness of this Amendment, the parties agree that all references to the term "Notes" and "Revolving Credit Notes" in the Credit Agreement and the other Loan Documents shall mean the Amended Note. Upon the execution and delivery of the Amended Note and satisfaction of the other conditions set forth in this section, BKB shall return the original of the former Note to FAC for cancellation.

                  (b)      Opinion of Counsel. BKB, the Agent and the Collateral
                           ------------------
                           Agent shall have received a favorable legal opinion addressed to BKB, the Agent and the Collateral Agent, in form and substance satisfactory to BKB, the Agent and the Collateral Agent, from Kutak Rock, as to the enforceability of this Amendment, the Amended Note, and the documents, instruments and agreements executed in connection herewith.

                  (c)      Corporate Action.  All corporate action necessary for
                           ----------------
                           the valid execution, delivery and performance by each of FAC and the Guarantors of this Amendment, the Amended Note and the instruments executed in connection herewith shall have been duly and effectively taken and otherwise be duly authorized, and satisfactory evidence thereof shall have been provided to the Agent and BKB.

                  (d)      Borrowing Base Report.  The Agent shall have received
                           ---------------------
                           a proforma Borrowing Base Report dated as of a date within three (3) Business Days prior to the date hereof indicating the Borrowing Base (calculated as of October 15, 1998) after giving effect to the transactions contemplated by this Amendment.

                  (e)      FCI Amendment.  BKB and the Agent shall have received
                           -------------
                           evidence satisfactory to it of the occurrence of all conditions precedent to the effectiveness of that certain Second Amendment to the FCI Credit Agreement among FCI, BKB, the Agent and the Collateral Agent dated of even date herewith.

                  (f)    Engagement  and Fee Letter.  FCI  and FAC  shall have
                         --------------------------
                         executed and delivered to BKB that certain engagement and fee letter, dated September 28, 1998, from BancBoston Robertson Stephens Inc. and BKB to FCI and FAC (the "Engagement and Fee Letter"), and shall have paid to the Agent or BKB, as the case may be, the underwriting fee, renewal fee, and Agent's Fee due at the "closing."From and after the effective date of this Amendment, the parties agree that the Engagement and Fee Letter shall constitute a "Loan Document" under the Credit Agreement, and failure to pay the annual Agent's Fee due thereunder shall constitute an Event of Default under the Credit Agreement pursuant Section 13.1(b) thereof. The parties further agree that FAC's obligation to pay such fees shall be "Obligations" under and as defined in the Credit Agreement and shall at all times be guaranteed and secured as required by Section 6 of the Credit Agreement.

                  (g)      Administrative  Fee. FAC shall have paid to the Agent
                           -------------------
                           the annual Administrative Fee due with respect to the $20,000,000 increase in the Total Commitments under the Credit Agreement and FCI Credit Agreement.

         ss.3.  GUARANTORS'  CONSENT.  The  Guarantors  hereby  consent  to  the
                -------------------
amendments to the Credit Agreement set forth in this Amendment and the execution and delivery of the Amended Note by FAC to BKB, and each confirms its obligation to the Agent and the Banks under the FAC Guaranty and agrees that the FAC Guaranty shall extend to and include the obligations of FAC under the Amended Note and the Credit Agreement as amended by this Amendment. Each of the Guarantors agrees that all of its obligations to the Agent and the Banks evidenced by or otherwise arising under the FAC Guaranty are in full force and effect and are hereby ratified and confirmed in all respects.

     ss.4. REPRESENTATIONS AND WARRANTIES. Each of FAC and the Guarantors hereby
           ------------------------------
represents and warrants to BKB, the Agent and the Collateral Agent as follows:

             (a)    Representations  and  Warranties  in Credit  Agreement.  The
                    ------------------------------------------------------
                    representations and warranties of FAC and the Guarantors, as the case may be, contained in the Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, with the same effect as if made at or as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default has occurred or is continuing under the Credit Agreement.

             (b)    Authority,  No Conflicts,  Etc. The execution,  delivery and
                    ------------------------------
                    performance by each of FAC and the Guarantors, as the case may be, of this Amendment and the Amended Note, and the consummation of the transactions contemplated hereby and thereby, (i) are within the corporate power of each respective party and have been duly authorized by all necessary corporate action on the part of each respective party, (ii) do not require any approval or consent of, or filing with, any governmental authority or other third party, and (iii) do not conflict with, constitute a breach or default under or result in the imposition of any lien or encumbrance pursuant to any agreement, instrument or other document to which any of such entity is a party or by which any such party or any of its properties are bound or affected.

             (c)    Enforceability of Obligations.  This Amendment,  the Amended
                    -----------------------------

                    Note, the Credit Agreement as amended hereby, the FAC Guaranty and the other Loan Documents constitute the legal, valid and binding obligations of each of FAC and the Guarantors parties thereto, enforceable against such party in accordance with their respective terms, provided that (i)
                                                               --------
                    enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

     ss.5. OTHER AMENDMENTS. Except as expressly provided in this Amendment, all
           ----------------
of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. FAC and each Guarantor confirm and agree that the Obligations of FAC to the Banks and the Agent under the Credit Agreement, as amended hereby, and the Amended Note, and all of the other obligations of any of such parties under the other Loan Documents, are secured by and entitled to the benefits of the Security Documents.

     ss.6.  EXECUTION IN  COUNTERPARTS.  This  Amendment  may be executed in any
            --------------------------
number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     ss.7.  HEADINGS.  The captions in this  Amendment  are for  convenience  of
            --------
reference only and shall not define or limit the provisions hereof.

                  [Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the parties have executed this Amendment as an instrument under seal to be governed by the laws of the Commonwealth of Massachusetts, as of the date first above written.

                                          FAIRFIELD ACCEPTANCE
                                          CORPORATION-NEVADA


                                          By: /s/Ralph E. Turner
                                             ------------------------------
                                          Name: Ralph E. Turner
                                               ----------------------------
                                          Title: President
                                                ---------------------------

                                          FAIRFIELD COMMUNITIES, INC.


                                          By: /s/Robert W. Howeth
                                             ------------------------------
                                          Name: Robert W. Howeth
                                               ----------------------------
                                          Title: Senior Vice President
                                                ---------------------------

                                          FAIRFIELD MYRTLE BEACH, INC.


                                          By: /s/Robert W. Howeth
                                             ------------------------------
                                          Name: Robert W. Howeth
                                               ----------------------------
                                          Title: Vice President
                                                ---------------------------

                                          VACATION BREAK USA, INC.


                                           By:/s/Robert W. Howeth
                                             ------------------------------
                                          Name: Robert W. Howeth
                                               ---------------------------
                                          Title: Vice President
                                                ---------------------------

                                          SEA GARDENS BEACH AND TENNIS
                                             RESORTS, INC.


                                           By: /s/Robert W. Howeth
                                              ----------------------------
                                          Name: Robert W. Howeth
                                               ---------------------------
                                         Title: Vice President
                                               ---------------------------

                                          VACATION BREAK REORTS, INC.


                                            By:/s/Robert W. Howeth
                                               ---------------------------
                                          Name: Robert W. Howeth
                                               ---------------------------
                                         Title: Vice President
                                               ---------------------------


                                          VACATION BREAK RESORTS AT
                                            STAR ISLAND, INC.


                                           By:/s/Robert W. Howeth
                                              ----------------------------
                                          Name: Robert W. Howeth
                                               ---------------------------
                                         Title: Vice President
                                               ---------------------------

                                       PALM VACATION GROUP, by its
                                         General Partners:


                                            VACATION BREAK RESORTS
                                              AT PALM AIRE, INC.


                                            By:/s/Robert W. Howeth
                                               --------------------------
                                           Name: Robert W. Howeth
                                                -------------------------
                                          Title: Vice President
                                                -------------------------

                                             PALM RESORT GROUP, INC.


                                            By:/s/Robert W. Howeth
                                               ---------------------------
                                           Name: Robert W. Howeth
                                               ---------------------------
                                          Title: Vice President
                                                --------------------------

                                  OCEAN RANCH VACATION GROUP,
                                    by its General Partners:

                                          VACATION BREAK AT OCEAN
                                            RANCH, INC.


                                             By: /s/Robert W. Howeth
                                                --------------------------
                                           Name: Robert W. Howeth
                                                --------------------------
                                          Title: Vice President
                                                --------------------------

                                          OCEAN RANCH
                                           DEVELOPMENT, INC.


                                             By:/s/Robert W. Howeth
                                                ---------------------------
                                           Name: Robert W. Howeth
                                                ---------------------------
                                          Title: Vice President
                                                ---------------------------

                                       BANKBOSTON, N.A.,
                                         Individually, as Agent and as
                                         Collateral Agent


                                            By: /s/Lori Litow
                                               ---------------------------
                                          Name: Lori Litow
                                               ---------------------------
                                         Title: Vice President
                                               ---------------------------

                                   SCHEDULE 1
                                   ----------
                              Banks and Commitment
                              --------------------


 Name and Address                 Commitment
 ----------------                 ----------
     of Banks                     Percentage                       Commitment
 ----------------                 ----------                       ----------

BankBoston, N.A.
100 Federal Street
Boston, MA  02110                     100%                         $60,000,000
                                                                   -----------
TOTAL                                                              $60,000,000
                                                                   ===========